UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                            FORM 8-K
                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 26, 2000


                         PRIDE COMPANIES, L.P.
        (Exact name of registrant as specified in its charter)



    Delaware                001-10473              75-2313597
(State or other      (Commission File Number)   (I.R.S. Employer
jurisdiction of                                Identification No.)
incorporation or
organization)



                    1209 North Fourth Street
                     Abilene, Texas   79601
      (Address of principal executive offices) (Zip Code)




Registrant's telephone number, including area code:  (915) 677-5444

Item 4.  Changes in Registrant's Certifying Accountant.

     On September 26, 2000, the firm of Ernst & Young LLP ("Ernst & Young") notified the Registrant of their resignation as auditors of the Registrant, effective as of that date. During the Registrant's two most recent fiscal years for the period ended December 31, 1999 and the subsequent interim periods preceding the resignation of Ernst & Young, there were no disagreements with Ernst & Young on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make a reference to the matter in connection with their reports. The reports of Ernst & Young on the Registrant's financial statements for the two most recent fiscal years did not contain an adverse opinion, a disclaimer of opinion or was qualified as to audit scope or accounting principles. The report of Ernst & Young on the fiscal year ended December 31, 1999 was modified as to uncertainty regarding the ability of the Registrant to continue as a going concern.

     The Registrant has authorized Ernst & Young to respond fully to any successor independent accounting firm regarding Ernst & Young's audit of the Registrant's financial statements and Ernst & Young's resignation as auditors of the Registrant.




Item 7.  Financial Statements and Exhibits.

(c)  The following exhibits are filed with this report:

  Exhibit Number               Description

      1          Letter of Ernst & Young LLP dated September 26, 2000

      2          Letter of Ernst & Young dated October 2, 2000.

                           SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              PRIDE COMPANIES, L.P.

                              By:  Pride Refining, Inc.,
                                   Managing General Partner


                              By:  /s/ Brad Stephens
                                   Brad Stephens
                                   Chief Executive Officer



Date:  October 2, 2000

                     Exhibit 1 to Form 8-K



September 26, 2000

Mr. George Percival
Chief Financial Officer
Pride Companies, L.P.
1209 N. Fourth St.
Abilene, TX  79601

Dear Mr. Percival:

This is to confirm that the client-auditor relationship between Pride Companies, L.P. (Commission File Number 001-10473) and Ernst & Young LLP has ceased.

Very truly yours,

/s/ Ernst & Young LLP

cc:  Office of the Chief Accountant
     SECPS Letter File
     Securities and Exchange Commission
     Mail Stop 11-3
     450 Fifth Street, N.W.
     Washington, D.C.   20549

                     Exhibit 2 to Form 8-K



October 2, 2000

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC   20549

Gentlemen:

We have read Item 4 of Form 8-K dated October 2, 2000, of Pride
Companies, L.P. and are in agreement with the statements contained therein. We have no basis to agree or disagree with other statements of the Registrant contained therein.

/s/ Ernst & Young LLP